Exhibit 10.9
PROCEPT BIOROBOTICS CORPORATION
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into as of June 10, 2021, by and among PROCEPT BioRobotics Corporation, a Delaware corporation (the “Company”), the investors listed on Exhibit A hereto (each, an “Investor” and collectively, the “Investors”), and the Founders (as defined below).
WHEREAS, the Company, the Investors, and certain holders of Common Stock are parties to that certain Amended and Restated Investor Rights Agreement dated April 6, 2021 (the “Prior Agreement”);
WHEREAS, certain Investors are parties to that certain Series G Preferred Stock Purchase Agreement, dated June 10, 2021 (the “Purchase Agreement”);
WHEREAS, the parties to the Prior Agreement desire to amend and restate the Prior Agreement and accept the rights and covenants hereof in lieu of their rights and covenants under the Prior Agreement; and
WHEREAS, the Company and the Investors have agreed to the registration rights, information rights, and other rights as set forth below.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    GENERAL.
1.1    Amendment and Restatement of Prior Agreement. Upon the execution and delivery of this Agreement by the requisite parties of the Prior Agreement, the Prior Agreement automatically shall terminate and be of no further force and effect and shall be amended and restated in its entirety as set forth in this Agreement.
1.2    Definitions. As used in this Agreement the following terms shall have the following respective meanings:
(a)    “Affiliate” means, with respect to (i) any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. Affiliate shall also mean, in the case of any venture capital, private equity or similar fund now or hereafter existing that is an Investor hereunder, all partners, members, stockholders or other equity holders of any kind of such venture capital, private equity or similar fund, regardless of whether such partners, members, stockholders or other equity holders control such venture capital, private equity or similar fund, (ii) Fidelity and each Fidelity Investor, any
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mutual fund, pension fund, pooled investment vehicle or institutional client advised or sub-advised by Fidelity or any affiliated investment adviser of Fidelity, or (iii) T. Rowe Price and each T. Rowe Price Investor, any mutual fund, pension fund, pooled investment vehicle or institutional client advised or sub-advised by T. Rowe Price or any affiliated investment adviser of T. Rowe Price.
(b)    “Board” means the Board of Directors of the Company.
(c)    “Certificate” means the Company’s Amended and Restated Certificate of Incorporation, as in effect as of the date hereof and as the same may be amended from time to time.
(d)    “Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)) in the business of the Company as currently conducted and currently contemplated to be conducted, but shall not include any financial investment firm or collective investment vehicle by virtue of its ownership (and/or its Affiliates’ ownership) of an equity interest in any Competitor; provided, that each of (i) Johnson & Johnson Innovation – JJDC, Inc. (“JJDC”), (ii) Fidelity, and (iii) T. Rowe Price will not be considered a Competitor for any purpose as such term is used in this Agreement.
(e)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(f)    “Fidelity” means Fidelity Management & Research Company, and any successor or affiliated registered investment advisor to the Fidelity Investors.
(g)    “Fidelity Investor” means any Purchaser that is advised or sub-advised by Fidelity.
(h)    “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.
(i)    “Founder” means each the holders of Common Stock listed on Exhibit B hereto.
(j)    “Founders’ Stock” means the shares of Common Stock issued to the Founders and held by the Founders or Affiliates of the Founders.
(k)    “Holder” means any Person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.
(l)    “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

(m)    “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 3,250,000 shares of Preferred Stock or shares of Common Stock issued upon conversion thereof (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).
(n)    “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.
(o)     “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.
(p)    “Registrable Securities” means (a) Common Stock of the Company issuable or issued upon conversion of the Shares and Warrant Shares, (b) the Founders’ Stock, provided, however, that for the purposes of Sections 2.2, 2.4 or 2.10 the Founders’ Stock shall not be deemed Registrable Securities and the Founders shall not be deemed Holders, and (c) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities (i) sold by a Person to the public either pursuant to a registration statement or Rule 144 or (ii) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.
(q)    “Registrable Securities then outstanding” shall be the number of shares of the Company’s Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.
(r)    “Registration Expenses” means all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed forty thousand dollars ($40,000) of a single special counsel for the Holders, selected by a majority-in-interest of the selling Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).
(s)    “Required Director Approval” means the approval, in a duly called and held meeting, or by unanimous written consent, or by other lawful decision or action by the Board, of at least a majority of the total number of then-serving members of the Board, and including in such approval the approval of at least one of the Preferred Directors (as defined in the Certificate).
(t)    “SEC” or “Commission” means the Securities and Exchange Commission.
(u)    “Securities Act” means the Securities Act of 1933, as amended.

(v)    “Selling Expenses” means all underwriting discounts and selling commissions applicable to the sale.
(w)    “Shares” means shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, and Series G Preferred Stock (collectively, “Preferred Stock”) held from time to time by the Investors and their permitted assigns.
(x)    “SPAC Transaction” shall have the meaning set forth in the Certificate.
(y)    “Special Registration Statement” means (i) a registration statement relating to any employee benefit plan or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction or (iii) a registration related to stock issued upon conversion of debt securities.
(z)    “T. Rowe Price” means T. Rowe Price Associates, Inc., and any successor or affiliated registered investment advisor to the T. Rowe Price Investors.
(aa)    “T. Rowe Price Investor” means any Purchaser that is advised or sub-advised by T. Rowe Price.
(bb)    “Warrant Shares” means (i) the warrants to purchase the Company’s Series D Preferred Stock issued pursuant to the that certain Preferred Stock and Warrant Purchase Agreement dated July 6, 2015, and (ii) the warrants to purchase the Company’s Series E Preferred Stock issued pursuant to the that certain Note and Warrant Purchase Agreement dated June 5, 2017, held from time to time by the Investors and their permitted assigns.
2.    REGISTRATION; RESTRICTIONS ON TRANSFER.
2.1    Restrictions on Transfer.
(a)    Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:
(i)    there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or
(ii)    (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances. After the Initial Offering or a

SPAC Transaction, the Company will not require any transferee pursuant to Rule 144 to be bound by the terms of this Agreement if the shares so transferred do not remain Registrable Securities hereunder following such transfer.
(b)    Notwithstanding the provisions of Section 2.1(a), no such restriction shall apply to a transfer by a Holder that is (A) a partnership transferring to its partners or former partners in accordance with partnership interests, (B) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (C) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, (D) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder, (E) transferring to an Affiliate of such Holder or (F) an entity transferring to any successor of such Holder by merger or consolidation, or any Person to which, at the same time, substantially all the business and assets of such Holder are being sold, or any Person that is a professional investment entity for the purpose of winding up or restructuring some or all of such Holder’s investment portfolio (whether in a particular industry sector or segment or as part of liquidating its legacy positions); provided, that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder. For the avoidance of doubt, a customary arrangement in connection with the deposit of Registrable Securities in a non-margin custodial account shall not be deemed a sale, transfer or pledge for purposes of this Agreement so long as such registrable securities are in certificated form (it being understood that the Company may require the exchange of any such certificated securities for book-entry shares upon the Initial Offering or SPAC Transaction).
(c)    Each certificate representing Shares or Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.
THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY

BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.
(d)    The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Company has completed the Initial Offering or a SPAC Transaction and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company (it being understood that internal securities counsel of Fidelity or T. Rowe Price shall be deemed acceptable for transfers by any Fidelity Investor or T. Rowe Price Investor, respectively) to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend, provided, that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any restrictions hereunder.
(e)    Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.
2.2    Demand Registration.
(a)    Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of at least twenty five percent (25%) of the Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of at least twenty five percent (25%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $7,500,000), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, (i) file, as expeditiously as reasonably possible, and in any event no later than one hundred (100) days following the receipt of such written request, a registration statement pursuant to the Securities Act covering all Registrable Securities that all Holders request to be registered, and (ii) effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Registrable Securities that all Holders request to be registered.
(b)    If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities held by all Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that in any offering other than the Initial Offering or a SPAC Transaction, the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.
(c)    The Company shall not be required to effect a registration pursuant to this Section 2.2:
(i)    prior to the earlier of (A) the third anniversary of the date of this Agreement or (B) of the expiration of the restrictions on transfer set forth in Section 2.11 following the Initial Offering or SPAC Transaction;
(ii)    after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;
(iii)    during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to a public offering, other than pursuant to a Special Registration Statement; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective;
(iv)    if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement for a public offering, other than pursuant to a Special Registration Statement, within ninety (90) days;
(v)    if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2 a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than one hundred twenty (120) days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Company not more than twice in any twelve (12) month period; provided further that the Company shall not register any securities for its own account or that of any other stockholder during such one hundred twenty (120) day period other than pursuant to a Special Registration Statement;

(vi)    if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or
(vii)    in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.
2.3    Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least twenty (20) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within twenty (20) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.
(a)    Underwriting. If the registration statement of which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the Company determines in good faith, based on consultation with the underwriter, that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below thirty percent (30%) of the total amount of securities requested to be included by the Holders in such registration, unless such offering is the Initial Offering or SPAC Transaction and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause. In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing Person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.
(b)    Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 whether or not any Holder has elected to include securities in such registration, and will promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5.
2.4    Form S-3 Registration. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:
(a)    promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and
(b)    (i) as soon as practicable, and in any event no later than forty-five (45) days following the receipt of such written request, file a registration statement on Form S-3 pursuant to the Securities Act covering all Registrable Securities that all Holders request to be registered, and (ii) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:
(i)    if Form S-3 is not available for such offering by the Holders, or
(ii)    if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than three million dollars ($3,000,000), or
(iii)    if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety (90) days, other than pursuant to a Special Registration Statement;
(iv)    if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such ninety (90) day period other than pursuant to a Special Registration Statement, or
(v)    if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4, or
(vi)    in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.
(c)    Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2. All Registration Expenses incurred in connection with registrations requested pursuant to this Section 2.4 after the first two (2) registrations shall be paid by the selling Holders pro rata in proportion to the number of shares to be sold by each such Holder in any such registration.
2.5    Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2, 2.3 or 2.4 herein shall be borne by the Company. All Selling Expenses shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to deem such registration to have been effected as of the date of such withdrawal for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c) or 2.4(b)(v), as applicable, to undertake any subsequent registration, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then such registration shall not be deemed to have been effected for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c) or 2.4(b)(v), as applicable, to undertake any subsequent registration.
2.6    Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:
(a)    prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that at any time, upon written notice to the participating Holders and for a period not to exceed sixty (60) days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined below). In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive sixty (60) days with the consent of the holders of a majority of the Registrable Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld. No more than two (2) such Suspension Periods will occur in any twelve (12) month period. In no event will any Suspension Period, when taken together with all prior extensions thereof, exceed 120 days in the aggregate. If so directed by the Company, all Holders registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension; and (ii) use their best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Notwithstanding the foregoing, the Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement other than a registration statement on Form S-3 that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(b)    Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.
(c)    Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.
(d)    Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.
(e)    In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.
(f)    Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use commercially reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.
(g)    Use its commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.
(h)    Provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i)    Promptly make available for inspection by the selling Holders, any underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith.
(j)    Notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed.
(k)    After such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.
In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.
2.7    Delay of Registration; Furnishing Information.
(a)    No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.
(b)    It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.
(c)    The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

2.8    Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:
(a)    To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, underwriter or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling Person of such Holder.
(b)    To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, severally and not jointly, indemnify and hold harmless the Company, each of its directors, its officers and each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any Person who controls such Holder, against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling Person, underwriter or other such Holder, or partner, director, officer or controlling Person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated by reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person, underwriter or other Holder, or partner, officer, director or controlling Person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder.
(c)    Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 to the extent, and only to the extent, prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.
(d)    If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.
(e)    The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and, with respect to liability arising from an offering to which this Section 2.8 would apply that is covered by a registration filed before termination of this Agreement, such termination. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
2.9    Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a) is a subsidiary, parent, general partner, limited partner, retired partner, director, former director, member or retired member of a Holder that is a corporation, partnership or limited liability company, (b) is a Holder’s family member or trust for the benefit of an individual Holder, (c) acquires at least 250,000 shares of Registrable Securities (as adjusted for stock splits and combinations) or (d) is an Affiliate of such Holder; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.
2.10    Limitation on Subsequent Registration Rights. Other than as provided in Section 5.10, after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder rights to demand the registration of shares of the Company’s capital stock, or to include such shares in a registration statement that would reduce the number of shares includable by the Holders.
2.11    Market Stand-Off Agreement. Each Holder hereby agrees that such Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock (or other securities) of the Company held immediately before the effective date of the registration statement for the Initial Offering or SPAC Transaction by such Holder during the 180-day period following the effective date of the Initial Offering or SPAC Transaction (or such longer period as the underwriters or the Company shall request in order to facilitate compliance with applicable FINRA rules). The foregoing provisions of this Section 2.11 (i) shall apply only to the Initial Offering or SPAC Transaction, (ii) shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement or to securities acquired in the registration or thereafter in open market transactions, (iii) shall not apply to the establishment of a trading plan pursuant to Rule 10b5-1, so long as such plan does not permit transfers during the restricted period, and (iv) shall be applicable to the Holders only if all officers, directors, and stockholders individually owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock) are subject to the same restrictions. Any discretionary waiver or termination of the restrictions of any or all of such agreements by the Company or the underwriters shall apply pro rata to all Holders subject to such agreements, based on the number of shares subject to such agreements. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 2.11 or that are necessary to give further effect thereto. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
2.12    Agreement to Furnish Information. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriters that are consistent with the Holder’s obligations under Section 2.11 or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in Section 2.11 and this Section 2.12 shall not apply to a Special Registration Statement. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such shares of Common Stock (or other securities) until the end of such period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Sections 2.11 and 2.12. The underwriters of the Company’s stock are intended third party beneficiaries of Sections 2.11 and 2.12 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
2.13    Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:
(a)    Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;
(b)    File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and
(c)    So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any

time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.
2.14    Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.2, Section 2.3, or Section 2.4 shall terminate upon the earlier of: (i) the date three (3) years following the Initial Offering or a SPAC Transaction; or (ii) such time as such Holder holds less than 1% of the Company’s outstanding Common Stock (treating all shares of Preferred Stock on an as converted basis), the Company has completed the Initial Offering or a SPAC Transaction and all Registrable Securities of the Company issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its Affiliates) may be sold pursuant to Rule 144 during any ninety (90) day period. Upon such termination, such shares shall cease to be “Registrable Securities” hereunder for all purposes.
3.    COVENANTS OF THE COMPANY.
3.1    Basic Financial Information and Reporting.
(a)    The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied (except as noted therein), and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.
(b)    As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred fifty (150) days thereafter, the Company will furnish each Investor a balance sheet of the Company, as at the end of such fiscal year, a statement of income and a statement of cash flows of the Company, for such year, and a statement of stockholders’ equity as of the end of such year, all prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof) and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be audited and certified by independent public accountants selected by the Board. Additionally, the Company will furnish such Investor by January 31 the Company’s unaudited financial statements for such prior year prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof), with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.
(c)    To each Major Investor, the Company will furnish, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company and for each month, and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company as of the end of each such quarterly and monthly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied (except as noted therein or as disclosed to the recipients thereof).
(d)    The Company will furnish each Major Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit a stockholder to calculate its percentage equity ownership in the Company and the Company’s current 409A common stock valuation appraisal.
3.2    Inspection Rights. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a Competitor or with respect to information which the Board determines in good faith is confidential or attorney-client privileged and should not, therefore, be disclosed. The Company shall be reasonably responsive to requests for information from the Major Investors relating to issues that may impact auditor independence rules applicable to the Major Investors.
3.3    Confidentiality of Records. Each Investor agrees to use the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to such Investor pursuant to Section 3.1 or Section 3.2 hereto (so long as such information is not in the public domain due to such Investor’s breach of this Section 3.3), except that such Investor may disclose such proprietary or confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company and who have signed confidentiality agreements containing, or are otherwise bound by, confidentiality obligations at least as restrictive as those contained herein; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if the Board reasonably determines in advance of such disclosure that such prospective purchaser is not a Competitor and such prospective purchaser agrees to be bound by the provisions of this Section 3.3; (iii) to any Affiliate, partner, member, stockholder, wholly owned subsidiary, or potential partner, member or stockholder of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information, and provided further that such Person is not a Competitor, as determined by the Board; (iv) as may otherwise be required by law, provided that, if permitted by law, the Investor promptly notifies the Company in advance of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure; or (v) at such time as it enters the public domain through no fault of such Investor. For the avoidance of doubt and notwithstanding anything herein to the contrary, (y) so long as Fidelity and each Fidelity Investor does not breach this Section 3.3, nothing contained in this Section 3.3 shall in any way restrict or impair the ability of any Fidelity Investor to disclose confidential information to Fidelity (or vice versa), or restrict or impair the obligations of Fidelity to report the investment of its advisory clients (as Investors) in the Company in accordance with applicable laws and regulations or pre-existing internal policies, without any requirement of prior notice to the Company, and (z) so long as T. Rowe Price and each T. Rowe Price Investor does not breach this Section 3.3, nothing contained in this Section 3.3 shall in any way restrict or impair the ability of any T. Rowe Price Investor to disclose confidential information to T. Rowe Price (or vice versa), or restrict or impair the obligations of T. Rowe Price to report the investment of its advisory clients (as Investors) in the Company in accordance with applicable laws and regulations or pre-existing internal policies, without any requirement of prior notice to the Company. This Section 3.3 shall survive any termination of this Agreement.
3.4    Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.
3.5    Proprietary Information and Inventions Assignment Agreement. At or prior to the date of this Agreement the Company shall have required all current and former employees, officers and consultants, including the Founders, to execute and deliver the Company’s standard form Proprietary Information and Inventions Assignment Agreement. Following the date of this Agreement, the Company shall require any individual who becomes an employee, officer or consultant of the Company to execute and deliver the Company’s standard form Proprietary Information and Inventions Assignment Agreement, provided that the Board may amend or modify such form with the Required Director Approval.
3.6    Right to Conduct Activities. The Company and each stockholder party hereto hereby agree and acknowledge that certain of the Investors (together with their Affiliates) are in the business of venture capital investing, and as such invest in numerous portfolio companies, some of which may be deemed competitive with the Company’s business (as currently conducted or as currently proposed to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, no such Investor shall be liable to the Company for any claim arising out of, or based upon, (i) the investment by any such Investor in any entity competitive with the Company, or (ii) actions taken by any partner, officer or other representative of such Investor to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company. Further, the Company, each Investor, and each other stockholder party hereto acknowledge and agree that certain of the Investors or the Affiliates of such Investors (each, a “Strategic Investor”) may presently have, or may engage in the future in, internal development programs, or may receive information from third parties that relates to, and may develop and commercialize products independently or in cooperation with such third parties, that are similar to or that are directly or indirectly competitive with, the Company’s development programs, products or services. Accordingly, the exercise by such Strategic Investor of any rights under this Agreement or any other agreement related to the transactions contemplated by this Agreement (collectively, the “Transaction Agreements”), shall not in any way preclude or restrict such Strategic Investor from conducting any development program, commercializing any product or service or otherwise engaging in any enterprise, whether or not such development program, product, service or enterprise, competes with those of the Company, so long as such activities do not result in a violation of the confidentiality provisions of this Agreement or any other Transaction Agreement. Nothing herein or in any other Transaction Agreement shall be construed to impose on such Strategic Investor any restriction, duty or obligation other than as expressly set forth herein or therein.
3.7    U.S. Real Property Holding Corporation. The Company shall provide prompt notice to each Major Investor following any “determination date” (as defined in Treasury Regulations §1.897-2(c)(1)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by a Major Investor, the Company shall provide such Major Investor, no more than once in any 12 month period, with a written statement informing such Major Investor whether such Major Investor’s interest in the Company constitutes United States real property interest. The Company’s determination shall comply with the requirements of Treasury Regulations §1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulations §1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company’s written statement to such Major Investor shall be delivered to such Major Investor within ten (10) days of such Major Investor written request therefor.
3.8    Insurance. The Company shall use commercially reasonable efforts to maintain in full force and effect director and officer insurance, in such amounts and on such terms as may be approved by the Board, which insurance will cover officers and directors (and the director’s affiliated fund, if applicable) in an amount of at least $3,000,000, which amount shall include fiduciary liability coverage in the amount of at least $1,000,000, and subject to the Board’s approval, such director and officer insurance coverage will increase to at least $10,000,000 immediately prior to the Initial Offering or SPAC Transaction.
3.9    Stock Vesting. Unless otherwise approved by Required Director Approval, all stock options and other stock equivalents issued by the Company after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) 25% of such stock shall vest at the end of the first year following either the date of issuance or such individual’s services commencement date with the Company, provided the optionee is still providing services to the Company, (b) 75% of such stock shall vest monthly over the remaining three years, provided the optionee is still providing services to the Company and (c) all stock option grants or awards to Company executives (Vice President or above) will be subject to customary “double trigger” acceleration provisions providing for acceleration of vesting upon a termination without Cause within six (6) months following a Change In Control. “Cause” and “Change In Control” shall each be defined in written agreements by and between the Company and such executive service providers with respect to such acceleration provisions. If employees are permitted to early exercise unvested options or are granted restricted stock awards, unless otherwise approved by the Required Director Approval, the repurchase option shall provide that upon termination of the employment of the stockholder, with or without cause, the Company or its assignee (to the extent permissible under any applicable securities law qualification) shall retain the option to repurchase at the original issuance price thereof any unvested shares held by such stockholder.
3.10    Reimbursement of Expenses. The Company will promptly reimburse all reasonable documented out-of-pocket costs and expenses incurred by non-employee members of the Board in attending Board meetings, attending any Board committee meetings, and performing the Company’s business at the request of the Company consistent with the Company’s travel policy in effect from time to time.
3.11    Board Meetings; Board Committees. The Board will meet no less than five (5) times per year calendar year, unless otherwise agreed by a vote of at least a majority of the Board. At least one Series D Director (as defined in the Certificate) shall have the right to serve on the Board’s Audit Committee, Nominating and Governance Committee, and Compensation Committee and any other committee established by the Board.
3.12    Advisory Boards. All Board members will have the right, but not obligation, to attend, as an observer, all meetings of the Company’s Scientific Advisory Board and other similar advisory boards, if applicable.
3.13    Matters Requiring Director Approval. The Company hereby covenants and agrees with each of the Investors that the Required Director Approval will be required for any of the following:
(a)    Any actions that require the approval of the Requisite Holders (as defined in the Certificate) pursuant to Section 2(b) of Article V(B) of the Certificate;
(b)    All Company budgets and operating plans;
(c)    Any amendments to the Company’s Amended and Restated 2008 Equity Incentive Plan, as amended (the “Plan”), including any increase or decrease in the number of shares reserved for issuance thereunder, any creation or amendment of any other Company equity incentive plans, and any stock or option grant in which the vesting term deviates from that set forth in Section 3.9; provided that any Required Director Approval for any matters set forth in this Section 3.13(c) shall also require the approval of at least two of the three directors elected solely by the holders of Series F Preferred Stock or Series D Preferred Stock pursuant to the Certificate;
(d)    Any carve-out of any offering by the Company of Equity Securities (as defined in Section 4.1), other than those securities listed in Section 4.7, from the right of first refusal pursuant to Section 4;

(e)    Any license of all or substantially all of the assets of the Company;
(f)    Entering into any loan or making an advance to, or owning any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;
(g)    Entering into any loan or making an advance to any Person, including, any employee or director, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board;
(h)    Any action that guarantees any indebtedness, except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;
(i)    Making any investment other than in accordance with the investment policy approved by the Board;
(j)    Incurring any aggregate indebtedness not already included in a budget that has been approved by Required Director Approval that is in excess of a threshold amount to be determined by the Board;
(k)    Approving any material revisions to the then current business plan of the Company;
(l)    Entering into or becoming a party to any material transaction with any Affiliate of the Company or any director, officer or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person;
(m)    Hiring, firing, or changing the compensation of any executive officer of the Company (Vice President level and above);
(n)    Any action that changes the principal business of the Company, makes any material change in the Company’s then-current line(s) of business or business model, or involves the entry into any new line(s) of business, or exit from any then-current line of business;
(o)    Sales, transfer, licenses, pledges or encumbrances of technology or intellectual property, other than licenses granted in the ordinary course of business;
(p)    Material investments into, or entrance into any joint venture with, or acquisition of any third party or acquisition of all or substantially all of any third party’s assets; and
(q)    Material actions related to the preparation or filing for the Initial Offering or the consummation of a SPAC Transaction.

3.14    Publicity.
(a)    The Company agrees not to (i) issue any press release that uses the name of Viking Global Opportunities Illiquid Investments Sub-Master LP or its Affiliates (“Viking Global”), or (ii) make any other statement communication to any third party (other than to its legal, accounting and financial advisors, and other than to potential investors or acquirers under a duty of confidentiality) that uses the name of Viking Global without first allowing Viking Global to review and comment on such press release, statement or communication.
(b)    The Company shall make no written or other public disclosure regarding JJDC or any Affiliate of JJDC without the prior written consent of JJDC, except as may be required by law.
(c)    The Company agrees that it will not without the prior written consent of Fidelity, use in advertising, publicity, or otherwise the name of Fidelity, or any Fidelity Investor, or any partner or employee of Fidelity, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by Fidelity, or any of their respective Affiliates.  The Company further agrees that it shall obtain the written consent of Fidelity prior to the Company’s issuance of any public statement detailing the purchase of Shares by the Fidelity Investors pursuant to this Agreement.
(d)    The Company agrees that it will not without the prior written consent of T. Rowe Price, use in advertising, publicity, or otherwise the name of T. Rowe Price, or any T. Rowe Price Investor, or any partner or employee of T. Rowe Price, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by T. Rowe Price, or any of their respective Affiliates.  The Company further agrees that it shall obtain the written consent of T. Rowe Price prior to the Company’s issuance of any public statement detailing the purchase of Shares by the T. Rowe Price Investors pursuant to this Agreement.
3.15    Compliance.
(a)    The Company shall maintain a compliance program consistent with that set forth in the HHS Office of Inspector General’s Compliance Program Guidance, including designation of a compliance officer and the conduct of training and education. Company shall ensure compliance with any applicable healthcare regulations, including without limitation the United States Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301, et al.), Anti-Kickback Statute (42 USC § 1320a-7b(b)) and federal False Claims Act (31 U.S.C. §§ 3729 - 3733), as well as transparency reporting regulations.
(b)    The Company shall, by June 30, 2021, establish and maintain a compliance program for compliance with applicable export control, import, economic sanctions, and anti-boycott laws and regulations administered by the U.S. government (and other governments in countries where the Company sells its products, as applicable), including designation of a compliance officer to oversee such a program and the conduct of training and education. The Company shall ensure compliance with any such applicable laws and regulations, including without limitation the United States Export Administration Regulations (“EAR,” 15 C.F.R. Part 730-774), International Traffic in Arms Regulations (“ITAR,” 22 C.F.R. Parts 120-130), and the statutes pursuant to which the EAR and ITAR are promulgated and maintained in effect; the Foreign Trade Regulations (“FTR,” 15 C.F.R. Part 30); laws and regulations relating to import and customs requirements administered by U.S. Customs and Border Protection (“CBP”); economic sanctions laws, regulations, statutes, and orders, including the regulations administered by the U.S. Department of the Treasury, Office of Foreign Assets Control (“OFAC,” 31 C.F.R., Subtitle B, Chapter V); and anti-boycott laws and regulations set forth in the EAR and Section 999 of the Internal Revenue Code (26 U.S.C. Section 999).
3.16    Termination of Covenants. All covenants of the Company contained in Section 3 of this Agreement (other than Section 3.3) shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering or the closing of a SPAC Transaction, in each case which is listed on a nationally recognized stock exchange, (ii) when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Exchange Act, or (iii) upon a Liquidation Event (as defined in the Certificate) or a transaction that is deemed to be a Liquidation Event for purposes of Section 3 of the Certificate.
4.    RIGHTS OF FIRST REFUSAL.
4.1    Subsequent Offerings. Subject to applicable securities laws, each Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities (as defined below) that the Company may, from time to time, propose to sell and issue after the date of this Agreement. Each Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issuable or issued upon conversion of the Shares or upon the exercise of outstanding warrants or options) of which such Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term “Equity Securities” means (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right, other than any Exempted Equity Securities (as defined below).
4.2    Exercise of Rights. If the Company proposes to sell and issue any Equity Securities, it shall give each Investor written notice of its intention, describing the Equity Securities, the price (or an estimated price) and the material terms and conditions upon which the Company proposes to sell and issue such Equity Securities (the “Notice”). Each Investor shall have fifteen (15) days from the delivery of the Notice to agree, in writing and delivered to the Company (with email being sufficient) (the “Exercise Notice”), to purchase its pro rata share of the Equity Securities. Notwithstanding the foregoing, the Company shall not be required to offer, sell, or issue any Equity Securities to any Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer, sale, or issuance, or any Investor who does not qualify as an “accredited investor” (as defined in Regulation D under the Securities Act).
4.3    Issuance of Equity Securities to Other Persons. If not all of the Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing (the “Over-Allotment Notice”) the Investors who elect to purchase their full pro rata share of the Equity Securities (each, a “Fully Exercising Investor”) and shall offer such Fully Exercising Investors the right to acquire such unsubscribed shares of Equity Securities on a pro rata basis with respect to all other Fully Exercising Investors. Each Fully Exercising Investor shall have five (5) days after delivery of the Over-Allotment Notice to notify the Company in writing of its election to purchase all or a portion of such Fully Exercising Investor’s allotment of the unsubscribed shares of Equity Securities. The Company shall have up to ninety (90) days thereafter to sell and issue to any Person such Equity Securities in respect of which the Investor’s rights were not exercised, at a price and upon general terms and conditions not materially more favorable than specified in the Notice. If the Company has not sold such Equity Securities within such ninety (90) day period, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Investors in the manner provided above.
4.4    Termination and Waiver of Rights of First Refusal. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering or a SPAC Transaction, in each case which is listed on a nationally recognized stock exchange or (ii) the closing of a Liquidation Event or a transaction deemed to be a Liquidation Event for purposes of Section 3 of the Certificate.
4.5    Minority Investor Protections. Notwithstanding Section 5.5, the rights of first refusal established by this Section 4 may be amended, or any provision waived with and only with the written consent of the Company and the Investors holding a majority of the Registrable Securities held by all Investors, or as permitted by Section 5.5, except that no such waiver shall be effective unless such waiver, by its terms, applies to all Investors holding Registrable Securities. Notwithstanding the foregoing, if (i) the rights of an Investor to purchase Equity Securities under this Section 4 are waived by other Investors in accordance with Section 5.5 with respect to a particular sale and issuance of Equity Securities (the “Waiving Investors”), (A) without such Investor’s written consent (with email being sufficient) and (B) without the Company’s delivery of the Notice (a “Waived Minority Investor”), and (ii) any Waiving Investor or its Affiliates actually purchases Equity Securities in such offering (a “Participating Investor”), then the Company shall grant, and hereby grants, each Waived Minority Investor the right to purchase, in a subsequent closing of such offering on substantially the same terms and conditions, a percentage of such Waived Minority Investor’s full pro rata share of such Equity Securities equal to the highest percentage of the pro rata share actually purchased by any Participating Investor (the “Minority Investor ROFR Right”). The Minority Investor ROFR Right may be amended, modified, or waived with respect to each Waived Minority Investor only with the written consent (with email being sufficient) of such Waived Minority Investor (it being understood and agreed that if the Company delivered the Notice to such Waived Minority Investor, and such Waived Minority Investor did not deliver to the Company the Exercise Notice, each in accordance with the time periods set forth in Section 4.2, such Waived Minority Investor shall be deemed to have irrevocably waived its rights of first refusal set forth in this Section 4 with respect to a particular sale and issuance of Equity Securities (including, but not limited to, the Minority Investor ROFR Right)).
4.6    Assignment of Rights of First Refusal. The rights of first refusal of each Investor under this Section 4 may be assigned to (a) a subsidiary, parent, general partner, limited partner, retired partner, director, former director, member or retired member of such Holder that is a corporation, partnership or limited liability company, (b) a member of such Investor’s family member or trust for the benefit of an individual Investor, (c) acquires at least 250,000 shares of Preferred Stock (as adjusted for stock splits and combinations) or (d) is an Affiliate of such Investor; provided, that, in each case, such assignee becomes a party to this Agreement and the other Related Agreements (as defined in the Purchase Agreement).
4.7    Exempted Securities. The rights of first refusal set forth in this Section 4 shall not apply to (i) any Exempted Securities (as defined in the Certificate) and (ii) any shares of Series G Preferred Stock issued or issuable pursuant to Section 2.3 of the Purchase Agreement (collectively, the “Exempted Equity Securities”).
5.    MISCELLANEOUS.
5.1    Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to conflicts of laws or principles thereof. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of the State of Delaware and to the jurisdiction of the federal courts located in the State of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of State of Delaware or the federal courts located in the State of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.
5.2    Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators (including any successor of such entity by merger or consolidation, or any Person to which, at the same time, substantially all the business and assets of such entity are being sold, or any Person that is a professional investment entity for the purpose of winding up or restructuring some or all of a transferor’s investment portfolio (whether in a particular industry sector or segment or as part of liquidating its legacy positions)) and shall inure to the benefit of and be enforceable by each Person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the Person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.
5.3    Entire Agreement. This Agreement and the Exhibits hereto, the Purchase Agreement and the other Related Agreements (as defined in the Purchase Agreement) constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.
5.4    Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
5.5    Amendment and Waiver. Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under this Agreement may be waived, only upon the written consent of the Company and the holders of a majority of the then-outstanding Registrable Securities. Notwithstanding the foregoing, (i) any amendment or waiver of Section 2.8(b), Section 2.8(d), or this clause (i) shall require the prior written consent of CPMG, Inc. (“CPMG”) and JJDC, (ii) any amendment or waiver of Section 3.14(a) or this clause (ii) shall require the prior written consent of Viking Global, (iii) any amendment or waiver of Sections 1.2(b)(i) and 3.14(b) or this clause (iii) shall require the prior written consent of JJDC, (iv) any amendment or waiver of Sections 1.2(a)(ii), 1.2(d)(ii), 1.2(f), and 1.2(g), and Sections 2.1(d), 3.3, 5.7 and 5.16, each solely as such sections relate to a Fidelity Investor, and Section 3.14(c) or this clause (iv) shall require the prior written consent of Fidelity, (v) any amendment or waiver of Sections 1.2(a)(iii), 1.2(d)(iii), 1.2(z), and 1.2(aa), and Sections 2.1(d), 3.3 and 5.7, each solely as such sections relate to T. Rowe Price or a T. Rowe Price Investor, and Section 3.14(d) or this clause (v) shall require the prior written consent of T. Rowe Price, and (vi) Exhibit A may be amended to add additional “Investors” in accordance with Section 5.10. For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.
5.6    Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.
5.7    Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the holder at its address appearing on the books of the Company or, as to the Company, the address set forth on the signature page hereto, or, in any case, at such address as such party may designate by ten (10) days advance written notice to the other parties hereto. Each Holder consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law, as amended (the “DGCL”), by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the e-mail address set forth below such Holder’s name on the signature page or the exhibits hereto, if any, as updated from time to time by notice to the Company (including to any other facsimile number electronic mail address for an Investor that has been provided to the Company for purposes of providing notice pursuant to this Section 5.7), it being understood that if no such facsimile number or electronic email address has been provided to the Company by such Holder, then notice may not be delivered by facsimile or electronic mail, as applicable, to such Holder. To the extent that any notice given by means of electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each Holder agrees to promptly notify the Company of any change in its e-mail address, and that failure to do so shall not affect the foregoing.
5.8    Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.
5.9    Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
5.10    Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock pursuant to the Purchase Agreement or otherwise, any purchaser of such shares of Preferred Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder.

5.11    Counterparts; Electronic Signatures. Where counterparts are permitted according to applicable law, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument. Where counterparts are not permitted according to applicable law, this Agreement must be executed (i) either in paper form, in as many original copies as there are parties to the agreement, each copy to be signed in full by each party on the same instrument, or (ii) in electronic form through a validated electronic signing software or (iii) by pdf scan signatures, where the electronic version or pdf scan is signed in full by each party on the same electronic instrument. Electronically executed or electronically transmitted (including via email) signatures shall have the full force and effect of original signatures.
5.12    Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
5.13    Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.
5.14    Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to carry out the intent of the parties hereunder.
5.15    Termination. Except as set forth herein, this Agreement shall terminate and be of no further force or effect upon the earlier of (i) the date three (3) years following the closing of the Initial Offering or a SPAC Transaction in each case which is listed on a nationally recognized stock exchange, or (ii) the closing of a Liquidation Event (as defined in the Certificate) or a transaction that is deemed to be a Liquidation Event for purposes of Section 3 of the Certificate.
5.16    Massachusetts Business Trust. A copy of the Agreement and Declaration of Trust of each Fidelity Investor or any affiliate thereof is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the trustees of such Fidelity Investor or any affiliate thereof as trustees and not individually and that the obligations of this Agreement are not binding on any of the trustees, officers or stockholders of such Fidelity Investor or any affiliate thereof individually but are binding only upon such Fidelity Investor or any affiliate thereof and its assets and property.
[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

COMPANY:

PROCEPT BIOROBOTICS CORPORATION

By:	/s/ Reza Zadno
Title:	Chief Executive Officer and President

Address:
900 Island Dr, Redwood City, CA 94065
Attn: Alaleh Nouri, General Counsel

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP
140 Scott Drive
Menlo Park, CA 94025
Attn: Ben Potter

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

JOHNSON & JOHNSON INNOVATION – JJDC, INC.

By:	/s/ Naom A. Krantz

Name:	Naom A. Krantz

Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

THE LAURA DAWN KOMAR

REVOCABLE TRUST FOR LAURA

DAWN KOMAR

By:	/s/ Laura Dawn Komar

Name:	Laura Dawn Komar

Title:	Investor

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

KT4 PARTNERS, LLC

By:	/s/ Marc Abramowitz

Name:	Marc Abramowitz

Title:	Managing Member

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

THSDFS LLC SERIES 11

By:	/s/ Stanley F. Druckenmiller

Name:	Stanley F. Druckenmiller

Title:	Managing Member

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

PERCEPTIVE LIFE SCIENCES MASTER FUND, LTD.

BY: PERCEPTIVE ADVISORS, LLC

By:	/s/ James H. Mannix

Name:	James H. Mannix

Title:	COO

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

SC LEV

By:	/s/ Jacques Lewiner

Name:	Jacques Lewiner

Title:	Director

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP

By:	Viking Global Opportunities Portfolio GP LLC, its general partner

By:	/s/ Matthew Bloom

Name:	Matthew Bloom

Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

ANTOINE CHAYA

/s/ Antoine Chaya

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

THORSTEN BACH

/s/ Thorsten Bach

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

TROY CLENET

/s/ Troy Clenet

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

ROBERT BROWNELL

/s/ Robert Brownell

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

SIMONA DORF

/s/ Simona Dorf

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

SASKIA TERZANI

/s/ Saskia Terzani

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

OLIVIA MA

/s/ Olivia Ma

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

PATRICK & BETTY GALLAGHER

By:	/s/ Patrick Gallagher

Name:	Patrick Gallagher

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

LAWRENCE DEMARCO

/s/ Lawrence DeMarco

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

CHRISTIAN DE JUNIAC

/s/ Christian De Juniac

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

CHRISTOPHER FITZWILLIAM-LAY

/s/ Christopher Fitzwilliam-Lay

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:
CHRISTOPHER C. DEWEY TRUST UNDER AGREEMENT DATED MAY 3, 2018

By:	/s/ Christopher C. Dewey

Name:	Christopher C. Dewey

Title:	Trustee

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

ANTAL DESAI

/s/ Antal Desai

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

DIANA BOWES

/s/ Diana Bowes

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

DAVID CABOT

/s/ David Cabot

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

JON BUDISH

/s/ Jon Budish

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

THE CONCI FAMILY TRUST

By:	/s/ Robin Conci

Name:	Robin Conci

Title:	Trustee

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

THE HARRIS TRUST DATED 3/10/2016

By:	/s/ Taylor Harris

Name:	Taylor Harris

Title:	Trustee

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

DESAI 2010 CHILDREN’S TRUST

By:	/s/ Nicholas Hecker

Name:	Nicholas Hecker

Title:	Trustee

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

WILLIAM FACTEAU

/s/ William Facteau

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

WARREN WALKER

/s/ Warren Walker

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

GC&H INVESTMENTS, LLC

By:	GC&H Management, LLC

By:	/s/ Melissa Rogue

Name:	Melissa Rogue

Title:	Authorized Signatory

GC&H INVESTMENTS A1, L.P.

By:	GC&H Management, LLC

By:	/s/ Melissa Rogue

Name:	Melissa Rogue

Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

T. ROWE PRICE HEALTH SCIENCES
FUND, INC.
TD MUTUAL FUNDS - TD HEALTH
SCIENCES FUND
T. ROWE PRICE HEALTH SCIENCES
PORTFOLIO
Each account, severally not jointly

By:	T. Rowe Price Associates, Inc., Investment
Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek

Name:	Andrew Baek

Title:	Authoried Signatory

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

HOWELL D. WOOD AND LINDA KAY
WOOD

By:	/s/ Howell D. Wood

Name:	Howell D. Wood

By:	/s/ Linda Wood

Name:	Linda Wood

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

WHITE TAILED PTARMIGAN, LP

By:	/s/ John E. Bateman

Name:	John Bateman

Title:	Chief Operating Officer, CPMG, Inc.,
its General Partner

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

THE 2:22 DNA TRUST

By:	/s/ Antal Desai

Name:	Antal Desai

Title:	Trustee

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

ABRAMOWITZ 2012 IRREVOCABLE TRUST

By:	/s/ Sandra M. Clark

Name:	Sandra M. Clark

Title:	Trustee

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

BRADFORD NEWMAN

/s/ Bradford Newman

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

DAMAN SANDERS

/s/ Daman Sanders

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

THOMAS J. FOGARTY, ROSALEE MAE
FOGARTY, AND JONATHAN DAVID
FOGARTY, TRUSTEES OF THE
FOGARTY FAMILY REVOCABLE
TRUST DATED SEPTEMBER 14, 1971

By:	/s/ Jon Fogarty

Name:	Jon Fogarty

Title:	Trustee

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

FIDELITY MT. VERNON STREET TRUST
FIDELITY GROWTH COMPANY FUND

By:	/s/ Chris Maher

Name:	Chris Maher

Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

FIDELITY MT. VERNON STREET TRUST
FIDELITY GROWTH COMPANY K6
FUND

By:	/s/ Chris Maher

Name:	Chris Maher

Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

FIDELITY MT. VERNON STREET TRUST
FIDELITY SERIES GROWTH COMPANY
FUND

By:	/s/ Chris Maher

Name:	Chris Maher

Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

FIDELITY SELECT PORTFOLIOS:
SELECT MEDICAL TECHNOLOGY AND
DEVICES PORTFOLIO

By:	/s/ Chris Maher

Name:	Chris Maher

Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

THE 2002 ALICE H. HANLEY DESCENDANTS TRUST

By:	/s/ Rebekah Mercer

Name:	Rebekah Mercer

Title:	Trustee

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

MATT SPRINKEL

/s/ Matt Sprinkel

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

SEAN SPRINKEL

/s/ Sean Sprinkel

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

FREDERIC H. MOLL

/s/ Frederic H. Moll

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

RICARDO R. GONZALEZ

/s/ Ricardo R. Gonzalez

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

THE ALJURI FAMILY TRUST
U/A/D 8-22-2012

By:	/s/ Nikolai Aljuri

Name:	Nikolai Aljuri

Title:	Trustee

THE ALJURI VENTURE TRUST, U/T/A
12/17/2020

By:	/s/ Ana Mezei de Aljuri

Name:	Ana Mezei de Aljuri

Title:	Trustee

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

THE PERKINS FAMILY REVOCABLE
TRUST DATED FEBRUARY 28, 1986

By:	/s/ Rodney Perkins

Name:	Rodney Perkins

Title:	Trustee

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

HANNA VENUTRE HOLDINGS, LLC

By:	/s/ Lorraine Aljuri

Name:	Lorraine Aljuri

Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have caused this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT to be executed by their duly authorized representatives, as of the date set forth in the first paragraph hereof, each party acknowledging receipt of one copy. The parties hereto agree to execute this Agreement in paper form or by way of an electronic signature, and agree this shall constitute a valid and enforceable agreement between the parties.

INVESTORS:

THE SIMONA DORF FAMILY TRUST,
U/T/A 12/7/2020

By:	/s/ Mark Kleinman

Name:	Mark Kleinman

Title:	Vice President